UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2008

AMEREX GROUP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-13118	20-4898182
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Peoria Avenue, Tulsa, Oklahoma 74106
 (Address of principal executive offices) (Zip Code)

Copies to:
Gregory Sichenzia, Esq.
Andrew Smith, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation.
Item 8.01 Other Events.

On September 5, 2008, Amerex Group, Inc. (the “Company”) was notified that, on September 2, 2008, a Judgment by Default Upon Assessment of Damages was entered against the Company, for the benefit of Clean Harbors Environmental Services, Inc. (“Judgment-Creditor”), in the Superior Court, County of Norfolk, in the Commonwealth of Massachusetts, in the amount of $119,393.75, plus statutory interest, and costs of the action.

Item 9.01  Exhibits.

Exhibit	Description
8.1	Judgment By Default entered on September 2, 2008, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEREX GROUP, INC.

Dated: September 9, 2008	By:	/s/ Stephen K. Onody
	Name:	Stephen K. Onody
	Title:	Interim Chief Executive Officer